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                                                                   Exhibit 10.21


                        FIRST AMENDMENT TO LOAN DOCUMENTS

        THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "First Amendment") is dated as of July 31, 2002 and is entered into between NIKU CORPORATION (the "Borrower"), and MID PENINSULA BANK (the "Lender").

                                    RECITALS:

        A. Lender has previously extended a revolving line of credit to Borrower in the amount of $25,000,000 (the "Major Revolving Credit Facility"), which Major Revolving Credit Facility is evidenced by (among other things) the following (the "Major Revolving Credit Facility Documents") and each of which is dated October 19, 2001: that certain Business Loan Agreement (the "Major Revolving Credit Facility Business Loan Agreement") and that certain Promissory Note (the "Major Revolving Credit Facility Note") in the original principal amount of the Major Revolving Credit Facility. Concurrently with the execution and delivery of the Major Revolving Credit Facility Documents, Lender also extended a revolving line of credit to Borrower in the amount of $5,000,000 (the "Minor Revolving Credit Facility"), which Minor Revolving Credit Facility is evidenced by (among other things) the following (the "Minor Revolving Credit Facility Documents") and each of which is dated October 19, 2001: that certain Business Loan Agreement (Asset Based) (the "Minor Revolving Credit Facility Business Loan Agreement") and that certain Promissory Note - Asset Based Loan (the "Minor Revolving Credit Facility Note") in the original principal amount of the Minor Revolving Credit Facility. The Major Revolving Credit Facility Documents and the Minor Revolving Credit Facility Documents are further secured by that certain Amended and Restated Commercial Security Agreement also dated as of October 19, 2001 that was executed and delivered by Borrower to Lender (the "Amended and Restated Security Agreement").

        B. Borrower and Lender intend to modify and amend the Major Revolving Credit Facility Documents and the Minor Revolving Credit Facility Documents, as provided by this First Amendment. The Major Revolving Credit Facility Documents, the Minor Revolving Credit Facility Documents, the Amended and Restated Security Agreement, and all other documents, instruments, certificates and agreements executed and delivered by Borrower to Lender shall be collectively and alternatively referred to as the "Loan Documents."

                                   AMENDMENT:

        NOW, THEREFORE, Borrower and Lender hereby agree as follows:

        1. EFFECTIVE DATE, DEFINITIONS, AND ACKNOWLEDGMENT. Unless otherwise expressly provided by this First Amendment, this First Amendment shall modify and, to the extent inconsistent with, amend the Loan Documents. Any capitalized term not specifically defined herein shall have the meaning ascribed to it in the referenced Loan Document. The foregoing recitals are incorporated into this First Amendment by reference and acknowledged by Borrower to be true, correct, and accurate.


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        2.      EXTENSION OF TERM. The term of the Loan Documents (and each of them) shall be extended and renewed until May 2, 2003 and shall continue in full force and effect until such time as all of the loans and advances evidenced by the Loan Documents (or any of them) have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges.

        3. INCREASE IN MAJOR REVOLVING CREDIT FACILITY. The Major Revolving Credit Facility shall be modified and amended to increase the principal amount thereof from Twenty Five Million Dollars ($25,000,000) to Twenty-Eight Million Dollars ($28,000,000) and all references in the Major Revolving Credit Facility Documents (including, without limitation, the Major Revolving Credit Facility Note, the Major Revolving Credit Facility Loan Agreement, and the Amended and Restated Security Agreement) shall be modified to replace references to the Twenty Five Million Dollar ($25,000,000) sum to the new Twenty-Eight Million Dollar ($28,000,000) sum.

        4. DECREASE IN MINOR REVOLVING CREDIT FACILITY. The Minor Revolving Credit Facility shall be modified and amended to decrease the principal amount thereof from Five Million Dollars ($5,000,000) to Two Million Dollars ($2,000,000) and all references in the Minor Revolving Credit Facility Documents (including, without limitation, the Minor Revolving Credit Facility Note, the Minor Revolving Credit Facility Loan Agreement, and the Amended and Restated Security Agreement) shall be modified to replace references to the Five Million Dollar ($5,000,000) sum to the new Two Million Dollar ($2,000,000) sum.

        5. ADDITIONAL MODIFICATIONS TO MAJOR REVOLVING CREDIT FACILITY LOAN AGREEMENT. The Major Revolving Credit Facility Business Loan Agreement shall be modified and amended as follows (any capitalized term not specifically defined in this Section shall have the meaning ascribed to it in the Major Revolving Credit Facility Business Loan Agreement):

        1. Payment of Fees and Expenses: There will be a fee of $5,000 for the extension of the Major Revolving Credit Facility Documents in accordance with this First Amendment.
        2. Liquidity Requirement: The Ten Million Dollar ($10,000,000) sum recited in the "Liquidity Requirement" covenant on page 4 of the Major Revolving Credit Facility Business Loan Agreement shall be reduced to Five Million Dollars ($5,000,000).
        3. Operating Expenses: In addition to the other covenants recited in the "Operating Expenses" covenant on page 4 of the Major Revolving Credit Facility Business Loan Agreement, Borrower agrees that for Borrower's second fiscal quarter ending July 31, 2002 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter, shall not incur any Operating Expenses for Borrower's third fiscal quarter ending October 31, 2002 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter, and shall not incur any Operating Expenses for Borrower's fourth fiscal quarter ending January 31, 2003 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter.
        4. Available Cash Expenditures: In addition to the other covenants recited in the "Available Cash Expenditures" covenant on page 4 of the Major Revolving Credit



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                Facility Business Loan Agreement, Borrower agrees that Borrower shall not expend or consume Available Cash as defined in the Major Revolving Credit Facility Business Loan Agreement for Borrower's fiscal quarter ending July 31, 2002 in an amount exceeding Nine Million Dollars ($9,000,000) for such fiscal quarter, shall not expend or consume Available Cash for Borrower's fiscal quarter ending October 31, 2002 in an amount exceeding Six Million Dollars ($6,000,000) for such fiscal quarter, and shall not expend or consume Available Cash for Borrower's fiscal quarter ending January 31, 2003 in an amount exceeding Five Million Dollars ($5,000,000) for such fiscal quarter.
        5. Change in Ownership: The "change of ownership" event of default on page 7 of the Major Revolving Credit Facility Business Loan Agreement shall be modified to read as follows: "The acquisition by any individual (other than the Company's chief executive officer) or entity (other than Vector Capital and its affiliates) of twenty-five percent (25%) or more of the common stock of Borrower."
        6. Permitted Indebtedness Definition: The definition of "Permitted Indebtedness" on pages 10 and 11 of the Major Revolving Credit Facility Business Loan Agreement shall be modified to add a new category "(e)", which shall read as follows: "(e) up to Fifteen Million Dollars ($15,000,000) of other indebtedness of Borrower and its subsidiaries which is subordinated to indebtedness incurred under this Business Loan Agreement on terms reasonably acceptable to Lender."

        6. ADDITIONAL MODIFICATIONS TO MINOR REVOLVING CREDIT FACILITY LOAN AGREEMENT. The Minor Revolving Credit Facility Business Loan Agreement shall be modified and amended as follows (any capitalized term not specifically defined in this Section shall have the meaning ascribed to it in the Minor Revolving Credit Facility Business Loan Agreement):

        1. Payment of Fees and Expenses: There will be a $1,000 fee for the extension of the Minor Revolving Credit Facility Documents in accordance with this First Amendment.

        2. Liquidity Requirement: The Ten Million Dollar ($10,000,000) sum recited in the "Liquidity Requirement" covenant on page 5 of the Minor Revolving Credit Facility Business Loan Agreement shall be reduced to Five Million Dollars ($5,000,000).

        3. Operating Expenses: In addition to the other covenants recited in the "Operating Expenses" covenant on page 5 of the Minor Revolving Credit Facility Business Loan Agreement, Borrower agrees that for Borrower's second fiscal quarter ending July 31, 2002 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter, shall not incur any Operating Expenses for Borrower's third fiscal quarter ending October 31, 2002 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter, and shall not incur any Operating Expenses for Borrower's fourth fiscal quarter ending January 31, 2003 in an amount exceeding Eighteen Million Five Hundred Thousand Dollars ($18,500,000) for such fiscal quarter.

        4. Available Cash Expenditures: In addition to the other covenants recited in the "Available Cash Expenditures" covenant on page 5 of the Minor Revolving Credit Facility Business Loan Agreement, Borrower agrees that Borrower shall not expend



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                or consume Available Cash as defined in the Minor Revolving
                Credit Facility Business Loan Agreement for Borrower's fiscal quarter ending July 31, 2002 in an amount exceeding Nine Million Dollars ($9,000,000) for such fiscal quarter, shall not expend or consume Available Cash for Borrower's fiscal quarter ending October 31, 2002 in an amount exceeding Six Million Dollars ($6,000,000) for such fiscal quarter, and shall not expend or consume Available Cash for Borrower's fiscal quarter ending January 31, 2003 in an amount exceeding Five Million Dollars ($5,000,000) for such fiscal quarter.

        5. Change in Ownership: The "change of ownership" event of default on page 8 of the Minor Revolving Credit Facility Business Loan Agreement shall be modified to read as follows: "The acquisition by any individual (other than the Company's chief executive officer) or entity (other than Vector Capital and its affiliates) of twenty-five percent (25%) or more of the common stock of Borrower."

        6. Permitted Indebtedness Definition: The definition of "Permitted Indebtedness" on page 13 of the Minor Revolving Credit Facility Business Loan Agreement shall be modified to add a new category "(e)", which shall read as follows: "(e) up to Fifteen Million Dollars ($15,000,000) of other indebtedness of Borrower and its subsidiaries which is subordinated to indebtedness incurred under this Business Loan Agreement on terms reasonably acceptable to Lender."

        7. CONDITIONS PRECEDENT. Lender's duties to extend and renew the obligations under the Loan Documents and to make advances in accordance with this First Amendment shall be subject to the satisfaction or written waiver by Lender of the following conditions precedent:

        1. there being no outstanding and uncured defaults under the Loan Documents (or any of them) or any other obligations owing by Borrower to Lender;
        2. the satisfaction of each of the conditions precedent contained in the Loan Documents (and each of them), each of which is incorporated herein by this reference; and
        3. the execution and delivery of (a) this First Amendment, (b) a corporate resolution to borrow and pledge, in a form approved by Lender, and (c) such other documents as Lender may request.

        8. FURTHER ASSURANCES. The parties hereby agree, to the extent permitted by law, from time to time, as and when requested by any other party hereto or by its successors or assigns, to execute and deliver, or cause to be executed and delivered, all such instruments, and to take, or cause to be taken, all such further or other actions as may be reasonably necessary or desirable in order to implement the provisions hereof and otherwise to effect the intent and purposes hereof.

        9. FURTHER MODIFICATIONS. Subject to the provisions of this First Amendment relating to further assurances, this First Amendment does not create any right in favor of Borrower nor any duty or obligation on the part of Lender to enter in to any further modifications or amendments of the Loan Documents (or any of them) or to provide any other or additional credit facilities to Borrower.


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        10.     COUNTERPARTS. This First Amendment may be executed in
counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one in the same instrument.

        11. RULES OF CONSTRUCTION. This First Amendment and all agreements relating to the subject matter hereof are the product of joint negotiation by the parties and their respective attorneys. The parties waive the provisions of California Civil Code Section 1654 requiring that any ambiguities in this First Amendment be construed against either of the parties. The parties agree that any deletion of language from this First Amendment prior to its mutual execution by Borrower and Lender shall not be construed to have any particular meaning or to raise any presumption, canon of construction or implication, including, without limitation, any implication that the parties intended thereby to state the converse or opposite of the deleted language.

        12. ENTIRE AGREEMENT; MODIFICATION; WAIVER. This First Amendment constitutes the entire agreement between the parties pertaining to the subject matter contained in this First Amendment and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No failure or delay in exercising any right or remedy available to any party shall be deemed a waiver of same, unless such waiver is set forth in writing and signed by the party to be charged with such waiver. No supplement, modification, or amendment hereof shall be binding unless executed in writing by all the parties. No waiver of any of the provisions hereof shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

        13. GENERAL. Time is of the essence herein. All exhibits referred to herein are attached hereto and are incorporated by reference. The captions and headings appearing herein are for the purpose of identification only and such captions and headings shall not be construed to convey any substance or meaning to the text hereof. Each person executing this First Amendment on behalf of a party represents and warrants that such person is duly and validly authorized to do so on behalf of the entity it purports to so bind and, if such party is a partnership, corporation, limited liability company, or trustee, that such partnership, corporation, limited liability company or trustee has full right and authority to enter into this First Amendment and perform all of its obligations hereunder. To the extent that the signatories hereto shall comprise a group of individuals, the obligations and liabilities of such individuals hereunder shall be joint and several.

        14. REAFFIRMATIONS. Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Documents (and each of them) or in any document incident thereto or connected therewith as amended by this First Amendment.

        15. CONTINUED FORCE. Except as amended by this First Amendment, all of the terms and conditions of the Loan Documents (and each of them) (and each and every document or instrument executed and delivered in connection therewith) is and shall remain in full force and effect.



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        IN WITNESS WHEREOF, Borrower has executed and delivered this First
Amendment to Lender on the date first above written at Palo Alto, California.



                                   "BORROWER"

                                   NIKU CORPORATION

                                   By     /s/ Joshua Pickus
                                     ----------------------------------
                                   Its    Chief Financial Officer
                                      ---------------------------------




        IN WITNESS WHEREOF, Lender hereby accepts this First Amendment to be effective as of the date first above written in Palo Alto, California.

                                   "Lender"

                                   MID PENINSULA BANK

                                   By     /s/ Michelle Boucher
                                     ----------------------------------
                                   Its    Senior Vice President
                                      ---------------------------------






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